Subsequent events	6 Months Ended
Jun. 30, 2020
Subsequent events [abstract]
Subsequent events

On 23 July 2020, the board of directors resolved to declare a dividend for the second quarter of 2020 of USD 0.09 per share. The Equinor shares will trade ex-dividend 13 November 2020 on the Oslo Børs and for ADR holders on the New York Stock Exchange. Record date will be 19 November 2020 and payment date will be 25 November 2020.

On 23 July 2020 the recognised liability of USD 0.9 billion (NOK 9.1 billion) was settled to the Norwegian state as part of the 1st tranche of the share buy-back programme and according to the approval by the annual general meeting held on 14 May 2020. The corresponding shares of the first tranche of the buyback programme were cancelled 16 July 2020.